Net Income (Loss) Per Share (EPS)	9 Months Ended	12 Months Ended
	Apr. 30, 2015	Jul. 31, 2014
Accounting Policies [Abstract]
Net Income (Loss) Per Share (EPS)

Note 6 – Net Income (Loss) Per Share (“EPS”):

Basic EPS and Diluted EPS for the three and nine-month periods ended April 30, 2015 have been computed by dividing the net loss available to common stockholders for the period by the weighted average shares outstanding during each period. All outstanding stock options, non-vested restricted stock, warrants and common stock underlying convertible preferred stock, representing 306,666,176 incremental shares at April 30, 2015, have been excluded from the respective computations of Diluted EPS as they are anti-dilutive, due to the losses generated during these periods.

Basic EPS and Diluted EPS for the three-month period ended April 30, 2014 have been computed by dividing the net loss available to common stockholders for the period by the weighted average shares outstanding during that period. All outstanding stock options, non-vested restricted stock, warrants and common stock underlying convertible preferred stock, representing 357,628,977 incremental shares at April 30, 2014, have been excluded from the respective computations of Diluted EPS as they are anti-dilutive, due to the losses generated during those periods.

Net Loss per Common Share

Basic earnings per share is computed by dividing income (loss) available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted earnings per share gives effect to all dilutive potential common shares outstanding during the period. The computation of diluted earnings per share does not assume conversion, exercise or contingent exercise of securities that would have an anti-dilutive effect on earnings. Refer to Note 13 for methodology for determining net loss per share.